                                                                       EXHIBIT 4




                          SECOND SUPPLEMENTAL INDENTURE

                           DATED AS OF APRIL 12, 2004

                       SUPPLEMENT TO INDENTURE OF MORTGAGE
                           DATED AS OF MARCH 11, 2004

                        PACIFIC GAS AND ELECTRIC COMPANY
                               ISSUER (MORTGAGOR)

                                       AND

                           BNY WESTERN TRUST COMPANY,
                               TRUSTEE (MORTGAGEE)

                                TABLE OF CONTENTS

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                                                                           PAGE
                                                                           ----
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ARTICLE I      DEFINITIONS...................................................2

ARTICLE II     ESTABLISHMENT OF THE BOND OF THE SIXTH SERIES.................4

      SECTION 201       Designation of the Bond of the Sixth Series..........4

      SECTION 202       Form of the Bond of the Sixth Series.................4

      SECTION 203       Principal Amount of the Bond of the Sixth
                        Series...............................................4

      SECTION 204       Interest Rates; Interest Payment Dates;
                        Stated Maturity of the Bond of the Sixth
                        Series...............................................5

      SECTION 205       No Redemption; No Sinking Fund.......................5

      SECTION 206       Paying Agent and Bond Registrar......................5

      SECTION 207       No Exchanges; Limitations on Transfers...............5

      SECTION 208       Other Terms of the Bond of the Sixth Series..........5

ARTICLE III    ESTABLISHMENT OF THE BOND OF THE SEVENTH SERIES...............6

      SECTION 301       Designation of the Bond of the Seventh Series........6

      SECTION 302       Form of the Bond of the Seventh Series...............6

      SECTION 303       Principal Amount of the Bond of the Seventh
                        Series...............................................6

      SECTION 304       Interest Rates; Interest Payment Dates;
                        Stated Maturity of the Bond of the Seventh
                        Series...............................................6

      SECTION 305       No Redemption; No Sinking Fund.......................6

      SECTION 306       Paying Agent and Bond Registrar......................7

      SECTION 307       No Exchanges; Limitations on Transfers...............7

      SECTION 308       Other Terms of the Bond of the Seventh Series........7

ARTICLE IV     ESTABLISHMENT OF THE BOND OF THE EIGHTH SERIES................7

      SECTION 401       Designation of the Bond of the Eighth Series.........7

      SECTION 402       Form of the Bond of the Eighth Series................7

      SECTION 403       Principal Amount of the Bond of the Eighth
                        Series...............................................7

      SECTION 404       Interest Rates; Interest Payment Dates;
                        Stated Maturity of the Bond of the Eighth
                        Series...............................................8

      SECTION 405       No Redemption; No Sinking Fund.......................8

      SECTION 406       Paying Agent and Bond Registrar......................8

      SECTION 407       No Exchanges; Limitations on Transfers...............8

      SECTION 408       Other Terms of the Bond of the Eighth Series.........8

ARTICLE V      ESTABLISHMENT OF THE BOND OF THE NINTH SERIES.................9
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                                        i
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                                TABLE OF CONTENTS

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                                                                           ----
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      SECTION 501       Designation of the Bond of the Ninth Series..........9

      SECTION 502       Form of the Bond of the Ninth Series.................9

      SECTION 503       Principal Amount of the Bond of the Ninth
                        Series...............................................9

      SECTION 504       Interest Rates; Interest Payment Dates;
                        Stated Maturity of the Bond of the Ninth
                        Series...............................................9

      SECTION 505       No Redemption; No Sinking Fund.......................9

      SECTION 506       Paying Agent and Bond Registrar.....................10

      SECTION 507       No Exchanges; Limitations on Transfers..............10

      SECTION 508       Other Terms of the Bond of the Ninth Series.........10

ARTICLE VI     ESTABLISHMENT OF THE BOND OF THE TENTH SERIES................10

      SECTION 601       Designation of the Bond of the Tenth Series.........10

      SECTION 602       Form of the Bond of the Tenth Series................10

      SECTION 603       Principal Amount of the Bond of the Tenth
                        Series..............................................10

      SECTION 604       Interest Rates; Interest Payment Dates;
                        Stated Maturity of the Bond of the Tenth
                        Series..............................................11

      SECTION 605       No Redemption; No Sinking Fund......................11

      SECTION 606       Paying Agent and Bond Registrar.....................11

      SECTION 607       No Exchanges; Limitations on Transfers..............11

      SECTION 608       Other Terms of the Bond of the Tenth Series.........11

ARTICLE VII    ESTABLISHMENT OF THE BOND OF THE ELEVENTH SERIES.............12

      SECTION 701       Designation of the Bond of the Eleventh
                        Series..............................................12

      SECTION 702       Form of the Bond of the Eleventh Series;
                        Replacement of Bond After Release Date..............12

      SECTION 703       Principal Amount of the Bond of the Eleventh
                        Series..............................................12

      SECTION 704       Interest Rates; Interest Payment Dates;
                        Stated Maturity of the Bond of the Eleventh
                        Series..............................................12

      SECTION 705       No Redemption; No Sinking Fund......................13

      SECTION 706       Paying Agent and Bond Registrar.....................13

      SECTION 707       No Exchanges; Limitations on Transfers..............13

      SECTION 708       Other Terms of the Bond of the Eleventh
                        Series..............................................13

ARTICLE VIII   ESTABLISHMENT OF THE BOND OF THE TWELFTH SERIES..............13

      SECTION 801       Designation of the Bond of the Twelfth Series.......13


                                       ii
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                                TABLE OF CONTENTS

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                                                                           ----
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      SECTION 802       Form of the Bond of the Twelfth Series..............13

      SECTION 803       Principal Amount of the Bond of the Twelfth
                        Series..............................................14

      SECTION 804       Interest Rates; Interest Payment Dates;
                        Stated Maturity of the Bond of the Twelfth
                        Series..............................................14

      SECTION 805       No Redemption; No Sinking Fund......................14

      SECTION 806       Paying Agent and Bond Registrar.....................14

      SECTION 807       No Exchanges; Limitations on Transfers..............14

      SECTION 808       Other Terms of the Bond of the Twelfth Series.......15

ARTICLE IX     ESTABLISHMENT OF THE BOND OF THE THIRTEENTH SERIES...........15

      SECTION 901       Designation of the Bond of the Thirteenth
                        Series..............................................15

      SECTION 902       Form of the Bond of the Thirteenth Series...........15

      SECTION 903       Principal Amount of the Bond of the
                        Thirteenth Series...................................15

      SECTION 904       Interest Rates; Interest Payment Dates;
                        Stated Maturity of the Bond of the
                        Thirteenth Series...................................15

      SECTION 905       No Redemption; No Sinking Fund......................16

      SECTION 906       Paying Agent and Bond Registrar.....................16

      SECTION 907       No Exchanges; Limitations on Transfers..............16

      SECTION 908       Other Terms of the Bond of the Thirteenth
                        Series..............................................16

ARTICLE X      ESTABLISHMENT OF THE BOND OF THE FOURTEENTH SERIES...........16

      SECTION 1001      Designation of the Bond of the Fourteenth
                        Series..............................................16

      SECTION 1002      Form of the Bond of the Fourteenth Series...........16

      SECTION 1003      Principal Amount of the Bond of the
                        Fourteenth Series...................................16

      SECTION 1004      Interest Rates; Interest Payment Dates;
                        Stated Maturity of the Bond of the
                        Fourteenth Series...................................17

      SECTION 1005      No Redemption; No Sinking Fund......................17

      SECTION 1006      Paying Agent and Bond Registrar.....................17

      SECTION 1007      No Exchanges; Limitations on Transfers..............17

      SECTION 1008      Other Terms of the Bond of the Fourteenth
                        Series..............................................17

ARTICLE XI     ESTABLISHMENT OF THE BOND OF THE FIFTEENTH SERIES............18

      SECTION 1101      Designation of the Bond of the Fifteenth
                        Series..............................................18

      SECTION 1102      Form of the Bond of the Fifteenth Series............18
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                                       iii
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      SECTION 1103      Principal Amount of the Bond of the
                        Fifteenth Series....................................18

      SECTION 1104      Interest Rates; Interest Payment Dates;
                        Stated Maturity of the Bond of the Fifteenth
                        Series..............................................18

      SECTION 1105      No Redemption; No Sinking Fund......................18

      SECTION 1106      Paying Agent and Bond Registrar.....................19

      SECTION 1107      No Exchanges; Limitations on Transfers..............19

      SECTION 1108      Other Terms of the Bond of the Fifteenth
                        Series..............................................19

ARTICLE XII    ESTABLISHMENT OF THE BOND OF THE SIXTEENTH SERIES............19

      SECTION 1201      Designation of the Bond of the Sixteenth
                        Series..............................................19

      SECTION 1202      Form of the Bond of the Sixteenth Series............19

      SECTION 1203      Principal Amount of the Bond of the
                        Sixteenth Series....................................19

      SECTION 1204      Interest Rates; Interest Payment Dates;
                        Stated Maturity of the Bond of the Sixteenth
                        Series..............................................20

      SECTION 1205      No Redemption; No Sinking Fund......................20

      SECTION 1206      Paying Agent and Bond Registrar.....................20

      SECTION 1207      No Exchanges; Limitations on Transfers..............20

      SECTION 1208      Other Terms of the Bond of the Sixteenth
                        Series..............................................20

ARTICLE XIII   MISCELLANEOUS................................................21

      SECTION 1301      Additional Provisions...............................21

      SECTION 1302      Amendments to Indenture.............................21

      SECTION 1303      Application of Second Supplemental Indenture........21

      SECTION 1304      Effective Date of Second Supplemental
                        Indenture...........................................22

      SECTION 1305      Counterparts........................................22

EXHIBIT A
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                                       iv

      SECOND SUPPLEMENTAL INDENTURE, dated as of April 12, 2004 (this "Second Supplemental Indenture"), by and between PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (the "Company"), and BNY WESTERN TRUST COMPANY, a California banking corporation, as Trustee under the Indenture (as hereinafter defined) (the "Trustee").

                             RECITALS OF THE COMPANY

      A .The Company and the Trustee are parties to that certain Indenture of Mortgage, dated as of March 11, 2004 (as recorded in the counties as described in Exhibit A hereto), as supplemented by the First Supplemental Indenture, dated as of March 23, 2004 (together with all additional indentures supplemental thereto, the "Indenture"), providing for the issuance by the Company of Bonds (as defined in the Indenture) from time to time.

      B .Under the Indenture, the Company is authorized to issue unlimited series of Bonds and establish one or more series of Bonds at any time in accordance with and subject to the provisions of the Indenture, and the terms of such series of Bonds may be described by a supplemental indenture executed by the Company and the Trustee.

      C .Pursuant to the Credit Agreement (as hereinafter defined) and Section
3.01 of the Indenture, the Company and the Trustee deem it advisable to enter into this Second Supplemental Indenture for the purposes of establishing the terms of the Bond of the Sixth Series (as hereinafter defined).

      D .Pursuant to the 1996 Series C Reimbursement Agreement, the 1996 Series E Reimbursement Agreement, the 1996 Series F Reimbursement Agreement and the 1997 Series B Reimbursement Agreement (all as hereinafter defined) and Section
3.01 of the Indenture, the Company and the Trustee deem it advisable to enter into this Second Supplemental Indenture for the purposes of establishing the terms of the Bond of the Seventh Series, the Bond of the Eighth Series, the Bond of the Ninth Series and the Bond of the Tenth Series (all as hereinafter defined).

      E .Pursuant to the MBIA Reimbursement and Indemnity Agreement (as hereinafter defined) and Section 3.01 of the Indenture, the Company and the Trustee deem it advisable to enter into this Second Supplemental Indenture for the purposes of establishing the terms of the Bond of the Eleventh Series.

      F .Pursuant to the 1996 Series B Reimbursement Agreement, the 1996 Series D Reimbursement Agreement, the 1997 Series A Reimbursement Agreement and the 1997 Series C Reimbursement Agreement (all as hereinafter defined) and Section
3.01 of the Indenture, the Company and the Trustee deem it advisable to enter into this Second Supplemental Indenture for the purposes of establishing the terms of the Bond of the Twelfth Series, the Bond of the Thirteenth Series, the Bond of the Fourteenth Series and the Bond of the Fifteenth Series (all as hereinafter defined).

      G .Pursuant to the $345 Million Credit Agreement (as hereinafter defined) and Section 3.01 of the Indenture, the Company and the Trustee deem it advisable to enter into this Second Supplemental Indenture for the purposes of establishing the terms of the Bond of the Sixteenth Series (as hereinafter defined).

      H .The execution and delivery of this Second Supplemental Indenture has been authorized by a Board Resolution (as defined in the Indenture).

      I .Concurrent with the execution hereof, the Company has caused its counsel to deliver to the Trustee an Opinion of Counsel (as defined in the Indenture) pursuant to Section 14.03 of the Indenture.

      J .The Company has done all things necessary to make this Second Supplemental Indenture a valid agreement of the Company, in accordance with its terms.

      NOW, THEREFORE, the Company and the Trustee agree, for the benefit of each other and the equal and proportionate benefit of all Holders of Bonds with respect to Section 1302 hereof and for the equal and proportionate benefit of Holders of the Bond of the Sixth Series, the Bond of the Seventh Series, the Bond of the Eighth Series, the Bond of the Ninth Series, the Bond of the Tenth Series, the Bond of the Eleventh Series, the Bond of the Twelfth Series, the Bond of the Thirteenth Series, the Bond of the Fourteenth Series, the Bond of the Fifteenth Series and the Bond of the Sixteenth Series with respect to all provisions herein, as follows:

                                    ARTICLE I

                                   DEFINITIONS

      The following definitions are hereby established for purposes of this Second Supplemental Indenture (capitalized terms used but not defined herein have the meaning set forth in the Indenture) and shall have the meanings set forth in this Second Supplemental Indenture only for purposes of this Second Supplemental Indenture:

      "Bond Form Officer's Certificate" means the Officer's Certificate, dated as of the date hereof, establishing the forms and certain terms of the Bond of the Sixth Series, the Bond of the Seventh Series, the Bond of the Eighth Series, the Bond of the Ninth Series, the Bond of the Tenth Series, the Bond of the Eleventh Series, the Bond of the Twelfth Series, the Bond of the Thirteenth Series, the Bond of the Fourteenth Series, the Bond of the Fifteenth Series and the Bond of the Sixteenth Series.

      "Credit Agreement" means the $850,000,000 Credit Agreement, dated as of March 5, 2004, by and among the Company, the lenders party thereto, Citicorp North America, Inc., as Administrative Agent, Banc One Capital Markets, Inc., as Syndication Agent, and Lehman Commercial Paper Inc., Credit Suisse First Boston, acting through its Cayman Islands branch, and UBS Securities LLC, as Co-Documentation Agents, as amended, supplemented, restated or otherwise modified from time to time.

      "MBIA" means MBIA Insurance Corporation.

      "MBIA Reimbursement and Indemnity Agreement" means the Amended and Restated Reimbursement and Indemnity Agreement, dated as of March 5, 2004, between the Company and MBIA, as the same may be amended, supplemented, restated or otherwise modified from time to time.

      "1996 Series B Reimbursement Agreement" means the Amended and Restated Reimbursement Agreement (1996 Series B), dated as of April 12, 2004, by and among the Company, the lenders party thereto, Bank One, NA, as Administrative Agent, and Citicorp North America, Inc., as Syndication Agent, as the same may be amended, supplemented, restated or otherwise modified from time to time.

      "1996 Series C Reimbursement Agreement" means the 1996 Series C Reimbursement Agreement, dated as of March 5, 2004, by and among the Company, the lenders party thereto, Bank One, NA, as Issuing Lender, Citicorp North America, Inc., as Administrative Agent, Banc One Capital Markets, Inc., as Syndication Agent, and Lehman Commercial Paper Inc., Credit Suisse First Boston, acting through its Cayman Islands branch, and UBS Securities LLC, as Co-Documentation Agents, as the same may be amended, supplemented, restated or otherwise modified from time to time.

      "1996 Series D Reimbursement Agreement" means the Amended and Restated Reimbursement Agreement (1996 Series D), dated as of April 12, 2004, by and among the Company, the lenders party thereto, Bank One, NA, as Administrative Agent, and Citicorp North America, Inc., as Syndication Agent, as the same may be amended, supplemented, restated or otherwise modified from time to time.

      "1996 Series E Reimbursement Agreement" means the 1996 Series E Reimbursement Agreement, dated as of March 5, 2004, by and among the Company, the lenders party thereto, Bank One, NA, as Issuing Lender, Citicorp North America, Inc., as Administrative Agent, Banc One Capital Markets, Inc., as Syndication Agent, and Lehman Commercial Paper Inc., Credit Suisse First Boston, acting through its Cayman Islands branch, and UBS Securities LLC, as Co-Documentation Agents, as the same may be amended, supplemented, restated or otherwise modified from time to time.

      "1996 Series F Reimbursement Agreement" means the 1996 Series F Reimbursement Agreement, dated as of March 5, 2004, by and among the Company, the lenders party thereto, Bank One, NA, as Issuing Lender, Citicorp North America, Inc., as Administrative Agent, Banc One Capital Markets, Inc., as Syndication Agent, and Lehman Commercial Paper Inc., Credit Suisse First Boston, acting through its Cayman Islands branch, and UBS Securities LLC, as Co-Documentation Agents, as the same may be amended, supplemented, restated or otherwise modified from time to time.

      "1997 Series A Reimbursement Agreement" means the Amended and Restated Reimbursement Agreement (1997 Series A), dated as of April 12, 2004, by and among the Company, the lenders party thereto, Bank One, NA, as Administrative Agent, and Citicorp North America, Inc., as Syndication Agent, as the same may be amended, supplemented, restated or otherwise modified from time to time.

      "1997 Series B Reimbursement Agreement" means the 1997 Series B Reimbursement Agreement, dated as of March 5, 2004, by and among the Company, the lenders party thereto, Bank One, NA, as Issuing Lender, Citicorp North America, Inc., as Administrative Agent, Banc One Capital Markets, Inc., as Syndication Agent, and Lehman Commercial Paper Inc., Credit Suisse First Boston, acting through its Cayman Islands branch, and UBS Securities LLC, as Co-

Documentation Agents, as the same may be amended, supplemented, restated or otherwise modified from time to time.

      "1997 Series C Reimbursement Agreement" means the Amended and Restated Reimbursement Agreement (1997 Series C), dated as of April 12, 2004, by and among the Company, the lenders party thereto, Bank One, NA, as Administrative Agent, and Citicorp North America, Inc., as Syndication Agent, as the same may be amended, supplemented, restated or otherwise modified from time to time.

      "$345 Million Credit Agreement" means the $345,000,000 Credit Agreement, dated as of March 5, 2004, by and among the Company, the lenders party thereto, Citicorp North America, Inc., as Syndication Agent, and Bank One, NA, as Administrative Agent, as amended, supplemented, restated or otherwise modified from time to time.

      The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Second Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.

                                   ARTICLE II

                  ESTABLISHMENT OF THE BOND OF THE SIXTH SERIES

      SECTION 201 Designation of the Bond of the Sixth Series.

      Pursuant to the terms hereof and Section 3.01 of the Indenture, the Company hereby establishes a sixth series of Bonds designated as the "Bond of the Sixth Series" (the "Bond of the Sixth Series").

      SECTION 202 Form of the Bond of the Sixth Series.

      The Bond of the Sixth Series shall be issued in certificated form and shall be substantially in the form attached as Exhibit A to the Bond Form Officer's Certificate.

      SECTION 203 Principal Amount of the Bond of the Sixth Series.

      The Bond of the Sixth Series shall be issued in an initial face amount of $850,000,000, which face amount shall represent the maximum principal amount of the Bond of the Sixth Series. The amount of principal payable on the Bond of the Sixth Series, and the date or dates on which such principal is payable, shall be as set forth in said Bond. For all purposes of the Indenture, the principal amount of the Bond of the Sixth Series Outstanding as of any date of calculation shall be equal to the Obligations (as defined in the Bond of the Sixth Series) outstanding under the Loan Documents (as defined in the Bond of the Sixth Series) as of such date, but in no event shall the principal amount of such Bond as of any date of calculation be greater than the then current face amount of such Bond. The initial face amount of the Bond of the Sixth Series may be reduced from time to time as set forth in said Bond. Principal of the Bond of the Sixth Series shall be payable without the presentment or surrender thereof.

      SECTION 204 Interest Rates; Interest Payment Dates; Stated Maturity of the Bond of the Sixth Series.

      The Bond of the Sixth Series shall bear interest at the rate or rates and interest with respect thereto will be payable on the Interest Payment Dates set forth in said Bond. The Bond of the Sixth Series shall have a Stated Maturity of March 5, 2007; provided that the Stated Maturity may be extended from time to time as set forth in said Bond. Interest on the Bond of the Sixth Series shall accrue from the same dates that interest, if any, accrues on outstanding Obligations pursuant to the Loan Documents (as defined in the Bond of the Sixth Series) until such interest is paid.

      SECTION 205 No Redemption; No Sinking Fund.

      The Bond of the Sixth Series shall not be subject to redemption prior to its Stated Maturity. No sinking fund is provided for the Bond of the Sixth Series.

      SECTION 206 Paying Agent and Bond Registrar.

      The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the Bond of the Sixth Series. The Place of Payment of the Bond of the Sixth Series shall be the Corporate Trust Office of the Trustee; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates any such place or the Bond Registrar; provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates, one or more of its offices as any such place or itself as the Bond Registrar.

      SECTION 207 No Exchanges; Limitations on Transfers.

      The Bond of the Sixth Series may not be exchanged for any other Bond, except as provided in Section 3.06 of the Indenture, and may not be transferred except to effect an assignment thereof to a successor or an assign of the Administrative Agent (as defined in the Credit Agreement). The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the issuance of stop-transfer instructions to the Trustee or any other transfer agent.

      SECTION 208 Other Terms of the Bond of the Sixth Series.

      The other terms of the Bond of the Sixth Series shall be as expressly set forth in Exhibit A to the Bond Form Officer's Certificate.

                                   ARTICLE III

                 ESTABLISHMENT OF THE BOND OF THE SEVENTH SERIES

      SECTION 301 Designation of the Bond of the Seventh Series.

      Pursuant to the terms hereof and Section 3.01 of the Indenture, the Company hereby establishes a seventh series of Bonds designated as the "Bond of the Seventh Series" (the "Bond of the Seventh Series").

      SECTION 302 Form of the Bond of the Seventh Series.

      The Bond of the Seventh Series shall be issued in certificated form and shall be substantially in the form attached as Exhibit B to the Bond Form Officer's Certificate.

      SECTION 303 Principal Amount of the Bond of the Seventh Series.

      The Bond of the Seventh Series shall be issued in an initial face amount of $202,191,781, which face amount shall represent the maximum principal amount of the Bond of the Seventh Series. The amount of principal payable on the Bond of the Seventh Series, and the date or dates on which such principal is payable, shall be as set forth in said Bond. For all purposes of the Indenture, the principal amount of the Bond of the Seventh Series Outstanding as of any date of calculation shall be equal to the Obligations (as defined in the Bond of the Seventh Series) outstanding under the Loan Documents (as defined in the Bond of the Seventh Series) as of such date, but in no event shall the principal amount of such Bond as of any date of calculation be greater than the then current face amount of such Bond. The initial face amount of the Bond of the Seventh Series may be reduced from time to time as set forth in said Bond. Principal of the Bond of the Seventh Series shall be payable without the presentment or surrender thereof.

      SECTION 304 Interest Rates; Interest Payment Dates; Stated Maturity of the Bond of the Seventh Series.

      The Bond of the Seventh Series shall bear interest at the rate or rates and interest with respect thereto will be payable on the Interest Payment Dates set forth in said Bond. The Bond of the Seventh Series shall have a Stated Maturity of March 5, 2007; provided that the Stated Maturity may be extended from time to time as set forth in said Bond. Interest on the Bond of the Seventh Series shall accrue from the same dates that interest, if any, accrues on outstanding Obligations pursuant to the Loan Documents (as defined in the Bond of the Seventh Series) until such interest is paid.

      SECTION 305 No Redemption; No Sinking Fund.

      The Bond of the Seventh Series shall not be subject to redemption prior to its Stated Maturity. No sinking fund is provided for the Bond of the Seventh Series.

      SECTION 306 Paying Agent and Bond Registrar.

      The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the Bond of the Seventh Series. The Place of Payment of the Bond of the Seventh Series shall be the Corporate Trust Office of the Trustee; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates any such place or the Bond Registrar; provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates, one or more of its offices as any such place or itself as the Bond Registrar.

      SECTION 307 No Exchanges; Limitations on Transfers.

      The Bond of the Seventh Series may not be exchanged for any other Bond, except as provided in Section 3.06 of the Indenture, and may not be transferred except to effect an assignment thereof to a successor or an assign of the Administrative Agent (as defined in the 1996 Series C Reimbursement Agreement). The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the issuance of stop-transfer instructions to the Trustee or any other transfer agent.

      SECTION 308 Other Terms of the Bond of the Seventh Series.

      The other terms of the Bond of the Seventh Series shall be as expressly set forth in Exhibit B to the Bond Form Officer's Certificate.

                                   ARTICLE IV

                 ESTABLISHMENT OF THE BOND OF THE EIGHTH SERIES

      SECTION 401 Designation of the Bond of the Eighth Series.

      Pursuant to the terms hereof and Section 3.01 of the Indenture, the Company hereby establishes an eighth series of Bonds designated as the "Bond of the Eighth Series" (the "Bond of the Eighth Series").

      SECTION 402 Form of the Bond of the Eighth Series.

      The Bond of the Eighth Series shall be issued in certificated form and shall be substantially in the form attached as Exhibit C to the Bond Form Officer's Certificate.

      SECTION 403 Principal Amount of the Bond of the Eighth Series.

      The Bond of the Eighth Series shall be issued in an initial face amount of $166,808,220, which face amount shall represent the maximum principal amount of the Bond of the Eighth Series. The amount of principal payable on the Bond of the Eighth Series, and the date or dates on which such principal is payable, shall be as set forth in said Bond. For all purposes of the Indenture, the principal amount of the Bond of the Eighth Series Outstanding as of any date of calculation shall be equal to the Obligations (as defined in the Bond of the Eighth Series) outstanding under the Loan Documents (as defined in the Bond of the Eighth Series) as of such date, but in no event shall the principal amount of such Bond as of any date of calculation be greater than the then current face amount of such Bond. The initial face amount of the Bond of the Eighth Series may be reduced from time to time as set forth in said Bond. Principal of the Bond of the Eighth Series shall be payable without the presentment or surrender thereof.

      SECTION 404 Interest Rates; Interest Payment Dates; Stated Maturity of the Bond of the Eighth Series.

      The Bond of the Eighth Series shall bear interest at the rate or rates and interest with respect thereto will be payable on the Interest Payment Dates set forth in said Bond. The Bond of the Eighth Series shall have a Stated Maturity of March 5, 2007; provided that the Stated Maturity may be extended from time to time as set forth in said Bond. Interest on the Bond of the Eighth Series shall accrue from the same dates that interest, if any, accrues on outstanding Obligations pursuant to the Loan Documents (as defined in the Bond of the Eighth Series) until such interest is paid.

      SECTION 405 No Redemption; No Sinking Fund.

      The Bond of the Eighth Series shall not be subject to redemption prior to its Stated Maturity. No sinking fund is provided for the Bond of the Eighth Series.

      SECTION 406 Paying Agent and Bond Registrar.

      The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the Bond of the Eighth Series. The Place of Payment of the Bond of the Eighth Series shall be the Corporate Trust Office of the Trustee; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates any such place or the Bond Registrar; provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates, one or more of its offices as any such place or itself as the Bond Registrar.

      SECTION 407 No Exchanges; Limitations on Transfers.

      The Bond of the Eighth Series may not be exchanged for any other Bond, except as provided in Section 3.06 of the Indenture, and may not be transferred except to effect an assignment thereof to a successor or an assign of the Administrative Agent (as defined in the 1996 Series E Reimbursement Agreement). The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the issuance of stop-transfer instructions to the Trustee or any other transfer agent.

      SECTION 408 Other Terms of the Bond of the Eighth Series.

      The other terms of the Bond of the Eighth Series shall be as expressly set forth in Exhibit C to the Bond Form Officer's Certificate.

                                    ARTICLE V

                  ESTABLISHMENT OF THE BOND OF THE NINTH SERIES

      SECTION 501 Designation of the Bond of the Ninth Series.

      Pursuant to the terms hereof and Section 3.01 of the Indenture, the Company hereby establishes a ninth series of Bonds designated as the "Bond of the Ninth Series" (the "Bond of the Ninth Series").

      SECTION 502 Form of the Bond of the Ninth Series.

      The Bond of the Ninth Series shall be issued in certificated form and shall be substantially in the form attached as Exhibit D to the Bond Form Officer's Certificate.

      SECTION 503 Principal Amount of the Bond of the Ninth Series.

      The Bond of the Ninth Series shall be issued in an initial face amount of $101,095,891, which face amount shall represent the maximum principal amount of the Bond of the Ninth Series. The amount of principal payable on the Bond of the Ninth Series, and the date or dates on which such principal is payable, shall be as set forth in said Bond. For all purposes of the Indenture, the principal amount of the Bond of the Ninth Series Outstanding as of any date of calculation shall be equal to the Obligations (as defined in the Bond of the Ninth Series) outstanding under the Loan Documents (as defined in the Bond of the Ninth Series) as of such date, but in no event shall the principal amount of such Bond as of any date of calculation be greater than the then current face amount of such Bond. The initial face amount of the Bond of the Ninth Series may be reduced from time to time as set forth in said Bond. Principal of the Bond of the Ninth Series shall be payable without the presentment or surrender thereof.

      SECTION 504 Interest Rates; Interest Payment Dates; Stated Maturity of the Bond of the Ninth Series.

      The Bond of the Ninth Series shall bear interest at the rate or rates and interest with respect thereto will be payable on the Interest Payment Dates set forth in said Bond. The Bond of the Ninth Series shall have a Stated Maturity of March 5, 2007; provided that the Stated Maturity may be extended from time to time as set forth in said Bond. Interest on the Bond of the Ninth Series shall accrue from the same dates that interest, if any, accrues on outstanding Obligations pursuant to the Loan Documents (as defined in the Bond of the Ninth Series) until such interest is paid.

      SECTION 505 No Redemption; No Sinking Fund.

      The Bond of the Ninth Series shall not be subject to redemption prior to its Stated Maturity. No sinking fund is provided for the Bond of the Ninth Series.

      SECTION 506 Paying Agent and Bond Registrar.

      The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the Bond of the Ninth Series. The Place of Payment of the Bond of the Ninth Series shall be the Corporate Trust Office of the Trustee; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates any such place or the Bond Registrar; provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates, one or more of its offices as any such place or itself as the Bond Registrar.

      SECTION 507 No Exchanges; Limitations on Transfers.

      The Bond of the Ninth Series may not be exchanged for any other Bond, except as provided in Section 3.06 of the Indenture, and may not be transferred except to effect an assignment thereof to a successor or an assign of the Administrative Agent (as defined in the 1996 Series F Reimbursement Agreement). The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the issuance of stop-transfer instructions to the Trustee or any other transfer agent.

      SECTION 508 Other Terms of the Bond of the Ninth Series.

      The other terms of the Bond of the Ninth Series shall be as expressly set forth in Exhibit D to the Bond Form Officer's Certificate.

                                   ARTICLE VI

                  ESTABLISHMENT OF THE BOND OF THE TENTH SERIES

      SECTION 601 Designation of the Bond of the Tenth Series.

      Pursuant to the terms hereof and Section 3.01 of the Indenture, the Company hereby establishes a tenth series of Bonds designated as the "Bond of the Tenth Series" (the "Bond of the Tenth Series").

      SECTION 602 Form of the Bond of the Tenth Series.

      The Bond of the Tenth Series shall be issued in certificated form and shall be substantially in the form attached as Exhibit E to the Bond Form Officer's Certificate.

      SECTION 603 Principal Amount of the Bond of the Tenth Series.

      The Bond of the Tenth Series shall be issued in an initial face amount of $150,177,946, which face amount shall represent the maximum principal amount of the Bond of the Tenth Series. The amount of principal payable on the Bond of the Tenth Series, and the date or dates on which such principal is payable, shall be as set forth in said Bond. For all purposes of the Indenture, the principal amount of the Bond of the Tenth Series Outstanding as of any date of calculation shall be equal to the Obligations (as defined in the Bond of the Tenth Series) outstanding under the Loan Documents (as defined in the Bond of the Tenth Series) as of such date, but in no event shall the principal amount of such Bond as of any date of calculation be greater than the then current face amount of such Bond. The initial face amount of the Bond of the Tenth Series may be reduced from time to time as set forth in said Bond. Principal of the Bond of the Tenth Series shall be payable without the presentment or surrender thereof.

      SECTION 604 Interest Rates; Interest Payment Dates; Stated Maturity of the Bond of the Tenth Series.

      The Bond of the Tenth Series shall bear interest at the rate or rates and interest with respect thereto will be payable on the Interest Payment Dates set forth in said Bond. The Bond of the Tenth Series shall have a Stated Maturity of March 5, 2007; provided that the Stated Maturity may be extended from time to time as set forth in said Bond. Interest on the Bond of the Tenth Series shall accrue from the same dates that interest, if any, accrues on outstanding Obligations pursuant to the Loan Documents (as defined in the Bond of the Tenth Series) until such interest is paid.

      SECTION 605 No Redemption; No Sinking Fund.

      The Bond of the Tenth Series shall not be subject to redemption prior to its Stated Maturity. No sinking fund is provided for the Bond of the Tenth Series.

      SECTION 606 Paying Agent and Bond Registrar.

      The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the Bond of the Tenth Series. The Place of Payment of the Bond of the Tenth Series shall be the Corporate Trust Office of the Trustee; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates any such place or the Bond Registrar; provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates, one or more of its offices as any such place or itself as the Bond Registrar.

      SECTION 607 No Exchanges; Limitations on Transfers.

      The Bond of the Tenth Series may not be exchanged for any other Bond, except as provided in Section 3.06 of the Indenture, and may not be transferred except to effect an assignment thereof to a successor or an assign of the Administrative Agent (as defined in the 1997 Series B Reimbursement Agreement). The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the issuance of stop-transfer instructions to the Trustee or any other transfer agent.

      SECTION 608 Other Terms of the Bond of the Tenth Series.

      The other terms of the Bond of the Tenth Series shall be as expressly set forth in Exhibit E to the Bond Form Officer's Certificate.

                                   ARTICLE VII

                ESTABLISHMENT OF THE BOND OF THE ELEVENTH SERIES

      SECTION 701 Designation of the Bond of the Eleventh Series.

      Pursuant to the terms hereof and Section 3.01 of the Indenture, the Company hereby establishes an eleventh series of Bonds designated as the "Bond of the Eleventh Series" (the "Bond of the Eleventh Series").

      SECTION 702 Form of the Bond of the Eleventh Series; Replacement of Bond After Release Date.

      The Bond of the Eleventh Series shall be issued in certificated form and shall be substantially in the form attached as Exhibit F to the Bond Form Officer's Certificate. As soon as reasonably practicable after the Release Date, the Holder of the Bond of the Eleventh Series shall surrender such Bond to the Trustee and the Trustee shall simultaneously exchange the surrendered Bond for a new Bond of the Eleventh Series identical in all respects to the surrendered Bond except that the name of such Bond shall be changed from "Bond" to "Senior Note," all references in such Bond to "Bonds" or "Bond" shall be changed to "Notes" or "Note," respectively, and the bracketed language in the form of the Bond of the Eleventh Series attached as Exhibit F to the Bond Form Officer's Certificate shall be deleted (the "Replacement Bond of the Eleventh Series"). If the Company designates the Release Date pursuant to Section 8.12 of the Indenture, then in addition to the items the Company is required to deliver to the Trustee pursuant to Section 8.12 of the Indenture, the Company shall deliver to the Trustee on or before the Release Date the Replacement Bond of the Eleventh Series duly executed by the Company for authentication by the Trustee, and the Trustee shall cancel the replaced Bond of the Eleventh Series and, upon a Company Request, deliver to the Company a certificate of cancellation with respect to such replaced Bond of the Eleventh Series.

      SECTION 703 Principal Amount of the Bond of the Eleventh Series.

      The Bond of the Eleventh Series shall be issued in an initial face amount of $200,000,000, which face amount shall represent the maximum principal amount of the Bond of the Eleventh Series. The amount of principal payable on the Bond of the Eleventh Series, and the date or dates on which such principal is payable, shall be as set forth in said Bond. For all purposes of the Indenture, the principal amount of the Bond of the Eleventh Series Outstanding as of any date of calculation shall be equal to the Obligations (as defined in the Bond of the Eleventh Series) outstanding under the MBIA Reimbursement and Indemnity Agreement as of such date, but in no event shall the principal amount of such Bond as of any date of calculation be greater than the then current face amount of such Bond. Principal of the Bond of the Eleventh Series shall be payable without the presentment or surrender thereof.

      SECTION 704 Interest Rates; Interest Payment Dates; Stated Maturity of the Bond of the Eleventh Series.

      The Bond of the Eleventh Series shall bear interest at the rate or rates and interest with respect thereto will be payable on the Interest Payment Dates set forth in said Bond. The Bond of the Eleventh Series shall have a Stated Maturity of December 1, 2016. Interest on the Bond of the Eleventh Series shall accrue from the same dates that interest, if any, accrues on outstanding Obligations pursuant to the MBIA Reimbursement and Indemnity Agreement until such interest is paid.

      SECTION 705 No Redemption; No Sinking Fund.

      The Bond of the Eleventh Series shall not be subject to redemption prior to its Stated Maturity. No sinking fund is provided for the Bond of the Eleventh Series.

      SECTION 706 Paying Agent and Bond Registrar.

      The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the Bond of the Eleventh Series. The Place of Payment of the Bond of the Eleventh Series shall be the Corporate Trust Office of the Trustee; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates any such place or the Bond Registrar; provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates, one or more of its offices as any such place or itself as the Bond Registrar.

      SECTION 707 No Exchanges; Limitations on Transfers.

      The Bond of the Eleventh Series may not be exchanged for any other Bond, except as provided in Section 3.06 of the Indenture, and may not be transferred except to effect an assignment thereof to a successor or an assign of MBIA. The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the issuance of stop-transfer instructions to the Trustee or any other transfer agent.

      SECTION 708 Other Terms of the Bond of the Eleventh Series.

      The other terms of the Bond of the Eleventh Series shall be as expressly set forth in Exhibit F to the Bond Form Officer's Certificate.

                                  ARTICLE VIII

                 ESTABLISHMENT OF THE BOND OF THE TWELFTH SERIES

      SECTION 801 Designation of the Bond of the Twelfth Series.

      Pursuant to the terms hereof and Section 3.01 of the Indenture, the Company hereby establishes a twelfth series of Bonds designated as the "Bond of the Twelfth Series" (the "Bond of the Twelfth Series").

      SECTION 802 Form of the Bond of the Twelfth Series.

      The Bond of the Twelfth Series shall be issued in certificated form and shall be substantially in the form attached as Exhibit G to the Bond Form Officer's Certificate.

      SECTION 803 Principal Amount of the Bond of the Twelfth Series.

      The Bond of the Twelfth Series shall be issued in an initial face amount of $160,000,000, which face amount shall represent the maximum principal amount of the Bond of the Twelfth Series. The amount of principal payable on the Bond of the Twelfth Series, and the date or dates on which such principal is payable, shall be as set forth in said Bond. For all purposes of the Indenture, the principal amount of the Bond of the Twelfth Series Outstanding as of any date of calculation shall be equal to the Obligations (as defined in the Bond of the Twelfth Series) outstanding under the Loan Documents (as defined in the Bond of the Twelfth Series) as of such date, but in no event shall the principal amount of such Bond as of any date of calculation be greater than the then current face amount of such Bond. The initial face amount of the Bond of the Twelfth Series may be reduced from time to time as set forth in said Bond. Principal of the Bond of the Twelfth Series shall be payable without the presentment or surrender thereof.

      SECTION 804 Interest Rates; Interest Payment Dates; Stated Maturity of the Bond of the Twelfth Series.

      The Bond of the Twelfth Series shall bear interest at the rate or rates and interest with respect thereto will be payable on the Interest Payment Dates set forth in said Bond. The Bond of the Twelfth Series shall have a Stated Maturity of June 5, 2005; provided that the Stated Maturity may be extended from time to time as set forth in said Bond. Interest on the Bond of the Twelfth Series shall accrue from the same dates that interest, if any, accrues on outstanding Obligations pursuant to the Loan Documents (as defined in the Bond of the Twelfth Series) until such interest is paid.

      SECTION 805 No Redemption; No Sinking Fund.

      The Bond of the Twelfth Series shall not be subject to redemption prior to its Stated Maturity. No sinking fund is provided for the Bond of the Twelfth Series.

      SECTION 806 Paying Agent and Bond Registrar.

      The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the Bond of the Twelfth Series. The Place of Payment of the Bond of the Twelfth Series shall be the Corporate Trust Office of the Trustee; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates any such place or the Bond Registrar; provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates, one or more of its offices as any such place or itself as the Bond Registrar.

      SECTION 807 No Exchanges; Limitations on Transfers.

      The Bond of the Twelfth Series may not be exchanged for any other Bond, except as provided in Section 3.06 of the Indenture, and may not be transferred except to effect an assignment thereof to a successor or an assign of the Administrative Agent (as defined in the 1996 Series B Reimbursement Agreement). The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the issuance of stop-transfer instructions to the Trustee or any other transfer agent.

      SECTION 808 Other Terms of the Bond of the Twelfth Series.

      The other terms of the Bond of the Twelfth Series shall be as expressly set forth in Exhibit G to the Bond Form Officer's Certificate.

                                   ARTICLE IX

               ESTABLISHMENT OF THE BOND OF THE THIRTEENTH SERIES

      SECTION 901 Designation of the Bond of the Thirteenth Series.

      Pursuant to the terms hereof and Section 3.01 of the Indenture, the Company hereby establishes a thirteenth series of Bonds designated as the "Bond of the Thirteenth Series" (the "Bond of the Thirteenth Series").

      SECTION 902 Form of the Bond of the Thirteenth Series.

      The Bond of the Thirteenth Series shall be issued in certificated form and shall be substantially in the form attached as Exhibit H to the Bond Form Officer's Certificate.

      SECTION 903 Principal Amount of the Bond of the Thirteenth Series.

      The Bond of the Thirteenth Series shall be issued in an initial face amount of $100,000,000, which face amount shall represent the maximum principal amount of the Bond of the Thirteenth Series. The amount of principal payable on the Bond of the Thirteenth Series, and the date or dates on which such principal is payable, shall be as set forth in said Bond. For all purposes of the Indenture, the principal amount of the Bond of the Thirteenth Series Outstanding as of any date of calculation shall be equal to the Obligations (as defined in the Bond of the Thirteenth Series) outstanding under the Loan Documents (as defined in the Bond of the Thirteenth Series) as of such date, but in no event shall the principal amount of such Bond as of any date of calculation be greater than the then current face amount of such Bond. The initial face amount of the Bond of the Thirteenth Series may be reduced from time to time as set forth in said Bond. Principal of the Bond of the Thirteenth Series shall be payable without the presentment or surrender thereof.

      SECTION 904 Interest Rates; Interest Payment Dates; Stated Maturity of the Bond of the Thirteenth Series.

      The Bond of the Thirteenth Series shall bear interest at the rate or rates and interest with respect thereto will be payable on the Interest Payment Dates set forth in said Bond. The Bond of the Thirteenth Series shall have a Stated Maturity of June 5, 2005; provided that the Stated Maturity may be extended from time to time as set forth in said Bond. Interest on the Bond of the Thirteenth Series shall accrue from the same dates that interest, if any, accrues on outstanding Obligations pursuant to the Loan Documents (as defined in the Bond of the Thirteenth Series) until such interest is paid.

      SECTION 905 No Redemption; No Sinking Fund.

      The Bond of the Thirteenth Series shall not be subject to redemption prior to its Stated Maturity. No sinking fund is provided for the Bond of the Thirteenth Series.

      SECTION 906 Paying Agent and Bond Registrar.

      The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the Bond of the Thirteenth Series. The Place of Payment of the Bond of the Thirteenth Series shall be the Corporate Trust Office of the Trustee; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates any such place or the Bond Registrar; provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates, one or more of its offices as any such place or itself as the Bond Registrar.

      SECTION 907 No Exchanges; Limitations on Transfers.

      The Bond of the Thirteenth Series may not be exchanged for any other Bond, except as provided in Section 3.06 of the Indenture, and may not be transferred except to effect an assignment thereof to a successor or an assign of the Administrative Agent (as defined in the 1996 Series D Reimbursement Agreement). The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the issuance of stop-transfer instructions to the Trustee or any other transfer agent.

      SECTION 908 Other Terms of the Bond of the Thirteenth Series.

      The other terms of the Bond of the Thirteenth Series shall be as expressly set forth in Exhibit H to the Bond Form Officer's Certificate.

                                    ARTICLE X

               ESTABLISHMENT OF THE BOND OF THE FOURTEENTH SERIES

      SECTION 1001 Designation of the Bond of the Fourteenth Series.

      Pursuant to the terms hereof and Section 3.01 of the Indenture, the Company hereby establishes a fourteenth series of Bonds designated as the "Bond of the Fourteenth Series" (the "Bond of the Fourteenth Series").

      SECTION 1002 Form of the Bond of the Fourteenth Series.

      The Bond of the Fourteenth Series shall be issued in certificated form and shall be substantially in the form attached as Exhibit I to the Bond Form Officer's Certificate.

      SECTION 1003 Principal Amount of the Bond of the Fourteenth Series.

      The Bond of the Fourteenth Series shall be issued in an initial face amount of $45,000,000, which face amount shall represent the maximum principal amount of the Bond of the Fourteenth Series. The amount of principal payable on the Bond of the Fourteenth Series, and the date or dates on which such principal is payable, shall be as set forth in said Bond. For all purposes of the Indenture, the principal amount of the Bond of the Fourteenth Series Outstanding as of any date of calculation shall be equal to the Obligations (as defined in the Bond of the Fourteenth Series) outstanding under the Loan Documents (as defined in the Bond of the Fourteenth Series) as of such date, but in no event shall the principal amount of such Bond as of any date of calculation be greater than the then current face amount of such Bond. The initial face amount of the Bond of the Fourteenth Series may be reduced from time to time as set forth in said Bond. Principal of the Bond of the Fourteenth Series shall be payable without the presentment or surrender thereof.

      SECTION 1004 Interest Rates; Interest Payment Dates; Stated Maturity of the Bond of the Fourteenth Series.

      The Bond of the Fourteenth Series shall bear interest at the rate or rates and interest with respect thereto will be payable on the Interest Payment Dates set forth in said Bond. The Bond of the Fourteenth Series shall have a Stated Maturity of June 5, 2005; provided that the Stated Maturity may be extended from time to time as set forth in said Bond. Interest on the Bond of the Fourteenth Series shall accrue from the same dates that interest, if any, accrues on outstanding Obligations pursuant to the Loan Documents (as defined in the Bond of the Fourteenth Series) until such interest is paid.

      SECTION 1005 No Redemption; No Sinking Fund.

      The Bond of the Fourteenth Series shall not be subject to redemption prior to its Stated Maturity. No sinking fund is provided for the Bond of the Fourteenth Series.

      SECTION 1006 Paying Agent and Bond Registrar.

      The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the Bond of the Fourteenth Series. The Place of Payment of the Bond of the Fourteenth Series shall be the Corporate Trust Office of the Trustee; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates any such place or the Bond Registrar; provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates, one or more of its offices as any such place or itself as the Bond Registrar.

      SECTION 1007 No Exchanges; Limitations on Transfers.

      The Bond of the Fourteenth Series may not be exchanged for any other Bond, except as provided in Section 3.06 of the Indenture, and may not be transferred except to effect an assignment thereof to a successor or an assign of the Administrative Agent (as defined in the 1997 Series A Reimbursement Agreement). The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the issuance of stop-transfer instructions to the Trustee or any other transfer agent.

      SECTION 1008 Other Terms of the Bond of the Fourteenth Series.

      The other terms of the Bond of the Fourteenth Series shall be as expressly set forth in Exhibit I to the Bond Form Officer's Certificate.

                                   ARTICLE XI

                ESTABLISHMENT OF THE BOND OF THE FIFTEENTH SERIES

      SECTION 1101 Designation of the Bond of the Fifteenth Series.

      Pursuant to the terms hereof and Section 3.01 of the Indenture, the Company hereby establishes a fifteenth series of Bonds designated as the "Bond of the Fifteenth Series" (the "Bond of the Fifteenth Series").

      SECTION 1102 Form of the Bond of the Fifteenth Series.

      The Bond of the Fifteenth Series shall be issued in certificated form and shall be substantially in the form attached as Exhibit J to the Bond Form Officer's Certificate.

      SECTION 1103 Principal Amount of the Bond of the Fifteenth Series.

      The Bond of the Fifteenth Series shall be issued in an initial face amount of $148,550,000, which face amount shall represent the maximum principal amount of the Bond of the Fifteenth Series. The amount of principal payable on the Bond of the Fifteenth Series, and the date or dates on which such principal is payable, shall be as set forth in said Bond. For all purposes of the Indenture, the principal amount of the Bond of the Fifteenth Series Outstanding as of any date of calculation shall be equal to the Obligations (as defined in the Bond of the Fifteenth Series) outstanding under the Loan Documents (as defined in the Bond of the Fifteenth Series) as of such date, but in no event shall the principal amount of such Bond as of any date of calculation be greater than the then current face amount of such Bond. The initial face amount of the Bond of the Fifteenth Series may be reduced from time to time as set forth in said Bond. Principal of the Bond of the Fifteenth Series shall be payable without the presentment or surrender thereof.

      SECTION 1104 Interest Rates; Interest Payment Dates; Stated Maturity of the Bond of the Fifteenth Series.

      The Bond of the Fifteenth Series shall bear interest at the rate or rates and interest with respect thereto will be payable on the Interest Payment Dates set forth in said Bond. The Bond of the Fifteenth Series shall have a Stated Maturity of June 5, 2005; provided that the Stated Maturity may be extended from time to time as set forth in said Bond. Interest on the Bond of the Fifteenth Series shall accrue from the same dates that interest, if any, accrues on outstanding Obligations pursuant to the Loan Documents (as defined in the Bond of the Fifteenth Series) until such interest is paid.

      SECTION 1105 No Redemption; No Sinking Fund.

      The Bond of the Fifteenth Series shall not be subject to redemption prior to its Stated Maturity. No sinking fund is provided for the Bond of the Fifteenth Series.

      SECTION 1106 Paying Agent and Bond Registrar.

      The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the Bond of the Fifteenth Series. The Place of Payment of the Bond of the Fifteenth Series shall be the Corporate Trust Office of the Trustee; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates any such place or the Bond Registrar; provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates, one or more of its offices as any such place or itself as the Bond Registrar.

      SECTION 1107 No Exchanges; Limitations on Transfers.

      The Bond of the Fifteenth Series may not be exchanged for any other Bond, except as provided in Section 3.06 of the Indenture, and may not be transferred except to effect an assignment thereof to a successor or an assign of the Administrative Agent (as defined in the 1997 Series C Reimbursement Agreement). The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the issuance of stop-transfer instructions to the Trustee or any other transfer agent.

      SECTION 1108 Other Terms of the Bond of the Fifteenth Series.

      The other terms of the Bond of the Fifteenth Series shall be as expressly set forth in Exhibit J to the Bond Form Officer's Certificate.

                                   ARTICLE XII

                ESTABLISHMENT OF THE BOND OF THE SIXTEENTH SERIES

      SECTION 1201 Designation of the Bond of the Sixteenth Series.

      Pursuant to the terms hereof and Section 3.01 of the Indenture, the Company hereby establishes a sixteenth series of Bonds designated as the "Bond of the Sixteenth Series" (the "Bond of the Sixteenth Series").

      SECTION 1202 Form of the Bond of the Sixteenth Series.

      The Bond of the Sixteenth Series shall be issued in certificated form and shall be substantially in the form attached as Exhibit K to the Bond Form Officer's Certificate.

      SECTION 1203 Principal Amount of the Bond of the Sixteenth Series.

      The Bond of the Sixteenth Series shall be issued in an initial face amount of $345,000,000, which face amount shall represent the maximum principal amount of the Bond of the Sixteenth Series. The amount of principal payable on the Bond of the Sixteenth Series, and the date or dates on which such principal is payable, shall be as set forth in said Bond. For all purposes of the Indenture, the principal amount of the Bond of the Sixteenth Series Outstanding as of any date of calculation shall be equal to the Obligations (as defined in the Bond of the Sixteenth Series) outstanding under the Loan Documents (as defined in the Bond of the Sixteenth Series) as of such date, but in no event shall the principal amount of such Bond as of any date of calculation be greater than the then current face amount of such Bond. The initial face amount of the Bond of the Sixteenth Series may be reduced from time to time as set forth in said Bond. Principal of the Bond of the Sixteenth Series shall be payable without the presentment or surrender thereof.

      SECTION 1204 Interest Rates; Interest Payment Dates; Stated Maturity of the Bond of the Sixteenth Series.

      The Bond of the Sixteenth Series shall bear interest at the rate or rates and interest with respect thereto will be payable on the Interest Payment Dates set forth in said Bond. The Bond of the Sixteenth Series shall have a Stated Maturity of June 5, 2005; provided that the Stated Maturity may be extended from time to time as set forth in said Bond. Interest on the Bond of the Sixteenth Series shall accrue from the same dates that interest, if any, accrues on outstanding Obligations pursuant to the Loan Documents (as defined in the Bond of the Sixteenth Series) until such interest is paid.

      SECTION 1205 No Redemption; No Sinking Fund.

      The Bond of the Sixteenth Series shall not be subject to redemption prior to its Stated Maturity. No sinking fund is provided for the Bond of the Sixteenth Series.

      SECTION 1206 Paying Agent and Bond Registrar.

      The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the Bond of the Sixteenth Series. The Place of Payment of the Bond of the Sixteenth Series shall be the Corporate Trust Office of the Trustee; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates any such place or the Bond Registrar; provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates, one or more of its offices as any such place or itself as the Bond Registrar.

      SECTION 1207 No Exchanges; Limitations on Transfers.

      The Bond of the Sixteenth Series may not be exchanged for any other Bond, except as provided in Section 3.06 of the Indenture, and may not be transferred except to effect an assignment thereof to a successor or an assign of the Administrative Agent (as defined in the $345 Million Credit Agreement). The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the issuance of stop-transfer instructions to the Trustee or any other transfer agent.

      SECTION 1208 Other Terms of the Bond of the Sixteenth Series.

      The other terms of the Bond of the Sixteenth Series shall be as expressly set forth in Exhibit K to the Bond Form Officer's Certificate.

                                  ARTICLE XIII

                                  MISCELLANEOUS

      SECTION 1301 Additional Provisions.

      With respect to Bonds issued on or before the Effective Date, (1) the term "Senior Lien Obligations" shall not include obligations under the 1920 Mortgage, notwithstanding Section 1.01 of the Indenture, and (2) for purposes of calculating the Annual Interest Requirements under Section 5.01 of the Indenture, obligations under the 1920 Mortgage shall not be included.

      SECTION 1302 Amendments to Indenture.

      Clause (C) of the definition of "Annual Interest Requirements" in Section
5.01 of the Indenture is hereby amended to read as follows:

      (C) the principal amount of all other indebtedness secured by a Senior Lien upon the Mortgaged Property or any part thereof (except (i) indebtedness of the Company the repayment of which supports or is supported by other indebtedness included in Annual Interest Requirements pursuant to one of the other clauses of this definition, (ii) indebtedness outstanding on the date of such certificate secured by a Prepaid Lien upon Mortgaged Property outstanding on the date of such certificate and secured by a lien on a parity with or prior to the lien of this Indenture upon Mortgaged Property, and (iii) indebtedness that will be redeemed or repaid through Bonds described in clause (B) of this definition), if such indebtedness has been issued, assumed or guaranteed by the Company or if the Company customarily pays the interest upon the principal thereof; provided, however, that if any such indebtedness bears interest at a variable rate or rates, then the interest requirement on such indebtedness shall be determined by reference to the rate or rates in effect two (2) Business Days immediately preceding the date of such certificate.

      SECTION 1303 Application of Second Supplemental Indenture.

      Except as provided herein, each and every term and condition contained in this Second Supplemental Indenture that modifies, amends or supplements the terms and conditions of the Indenture shall apply only to the Bond of the Sixth Series, the Bond of the Seventh Series, the Bond of the Eighth Series, the Bond of the Ninth Series, the Bond of the Tenth Series, the Bond of the Eleventh Series, the Bond of the Twelfth Series, the Bond of the Thirteenth Series, the Bond of the Fourteenth Series, the Bond of the Fifteenth Series and the Bond of the Sixteenth Series, established hereby and not to any other series of Bonds established under the Indenture. Except as specifically amended and supplemented by, or to the extent inconsistent with, this Second Supplemental Indenture, the Indenture shall remain in full force and effect and is hereby ratified and confirmed.

      SECTION 1304 Effective Date of Second Supplemental Indenture.

      This Second Supplemental Indenture shall be effective upon the execution and delivery hereof by each of the parties hereto.

      SECTION 1305 Counterparts.

      This Second Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first above written.

                                            PACIFIC GAS AND ELECTRIC COMPANY,
                                               as Issuer (Mortgagor)


                                            By: /s/ Kent M. Harvey
                                               ---------------------------------
                                               Kent M. Harvey
                                               Senior Vice President, Chief
                                               Financial Officer and Treasurer



                                            BNY WESTERN TRUST COMPANY,
                                               as Trustee (Mortgagee)


                                            By: /s/ Josephine Libunao
                                               ---------------------------------
                                               Josephine Libunao
                                               Vice President

                [SIGNATURE PAGE TO SECOND SUPPLEMENTAL INDENTURE]

                                    EXHIBIT A

Recording Information for Indenture of Mortgage, dated as of March 11, 2004

COUNTY                      RECORDING DATE/TIME                        INSTRUMENT NO.
------                      -------------------                        --------------
Alameda                 March 16, 2004 @ 8:30 A.M.           As Instrument No.:    2004-109262
Alpine                  March 15, 2004 @ 1:52 P.M.           As Instrument No.:    396-397
Amador                  March 15, 2004 @ 1:53 P.M.           As Instrument No.:    2004-3367
Butte                   March 16, 2004 @ 1:11 P.M.           As Instrument No.:    2004-0014587
Calaveras               March 15, 2004 @ 3:05 P.M.           As Instrument No.:    2004-5073
Colusa                  March 15, 2004 @ 2:47 P.M.           As Instrument No.:    2004-0001251
Contra Costa            March 16, 2004 @ 11:12 A.M.          As Instrument No.:    2004-088068
El Dorado               March 15, 2004 @ 11:15 A.M.          As Instrument No.:    2004-0018966
Fresno                  March 15, 2004 @ 11:19 A.M.          As Instrument No.:    20040055706
Glenn                   March 15, 2004 @ 2:58 P.M.           As Instrument No.:    2004-1539
Humboldt                March 15, 2004 @ 14:14 P.M.          As Instrument No.:    2004-8549-140
Kern                    March 15, 2004 @ 12:15 P.M.          As Instrument No.:    204056332
Kings                   March 15, 2004 @ 10:45 A.M.          As Instrument No.:    2004-07216
Lake                    March 16, 2004 @ 12:05 P.M.          As Instrument No.:    2004006521
Lassen                  March 16, 2004 @ 1:33 P.M.           As Instrument No.:    2004-02182
Madera                  March 16, 2004 @ 11:40 A.M.          As Instrument No.:    2004010893
Marin                   March 15, 2004 @ 11:18 P.M.          As Instrument No.:    2004-0019996
Mariposa                March 15, 2004 @ 2:52 P.M.           As Instrument No.:    204-1363
Mendocino               March 15, 2004 @ 12:21 P.M.          As Instrument No.:    2004-05491
Merced                  March 15, 2004 @ 12:53 P.M.          As Instrument No.:    2004-015197
Modoc                   March 16, 2004 @ 9:10 A.M.           As Instrument No.:    2004-0001638
Monterey                March 15, 2004 @ 2:37 P.M.           As Instrument No.:    2004023629
Napa                    March 16, 2004 @ 10:54 A.M.          As Instrument No.:    2004-9836
Nevada                  March 15, 2004 @ 11:33 A.M.          As Instrument No.:    20040009213
Placer                  March 15, 2004 @ 12:00 P.M.          As Instrument No.:    20040029193
Plumas                  March 15, 2004 @ 12:48 P.M.          As Instrument No.:    2004-0002405
Sacramento              March 15, 2004 @ 8:34 A.M.           As Instrument No.:    040315-391
San Benito              March 15, 2004 @ 3:12 P.M.           As Instrument No.:    2004-0004220
San Bernardino          March 15, 2004 @ 1:00 P.M.           As Instrument No.:    2004-177760
San Francisco           March 16, 2004 @ 11:13 A.M.          As Instrument No.:    2004H677107
San Joaquin             March 15, 2004 @ 2:45 P.M.           As Instrument No.:    2004-052211
San Luis Obispo         March 15, 2004 @ 10:58 A.M.          As Instrument No.:    2004020222
San Mateo               March 15, 2004 @ 2:03 P.M.           As Instrument No.:    2004-046828
Santa Barbara           March 16, 2004 @ 8:01 A.M.           As Instrument No.:    2004-0024575
Santa Clara             March 16, 2004 @ 3:40 P.M.           As Instrument No.:    17664290
Santa Cruz              March 16, 2004 @ 12:26 P.M.          As Instrument No.:    2004-0016635
Shasta                  March 15, 2004 @ 12:27 A.M.          As Instrument No.:    2004-0014021
Sierra                  March 15, 2004 @ 11:39 A.M.          As Instrument No.:    2004140119
Siskiyou                March 16, 2004 @ 2:59 P.M.           As Instrument No.:    04-0003770
Solano                  March 15, 2004 @ 2:55 P.M.           As Instrument No.:    200400030237
Sonoma                  March 15, 2004 @ 12:57 P.M.          As Instrument No.:    04-35085
Stanislaus              March 15, 2004 @ 9:56 A.M.           As Instrument No.:    2004-36718
Sutter                  March 16, 2004 @ 9:00 A.M.           As Instrument No.:    2004-6461
Tehama                  March 15, 2004 @ 9:39 A.M.           As Instrument No.:    _004969
Trinity                 March 15, 2004 @2:13 P.M.            As Instrument No.:    200401012
Tulare                  March 16, 2004 @ 11:39 A.M.          As Instrument No.:    2004-0023843
Tuolumne                March 15, 2004 @ 4:07 P.M.           As Instrument No.:    2004005028
Yolo                    March 15, 2004 @ 2:03 P.M.           As Instrument No.:    2004-0010011
Yuba                    March 16, 2004 @ 8:32 A.M.           As Instrument No.:    2004-004458